Exhibit 99.2

[LOGO]

Company Highlights • Global accessory leader • Compelling brands with worldwide appeal • High-margin businesses • Proprietary brand strength • Significant opportunities for growth • Growing and profitable retail segment • Consistent track record of growth • Strong balance sheet and cash flow

2003 2004 2005 2006 2007 Net Sales Growth ($ in Millions) $1,214 $1,433 $1,043 $957 $781 Historical Growth Net Sales 22.5% 16.4% 18.0% 9.0%

Global Diversity US International 54% US 46%

Category Mix Watches Jewelry Leather Other Watches 67% Jewelry 8% Leather 18% Other 7%

DESIGN & EXECUTION Core Strengths

World Class Design

World Class Execution

WATCHES Our Model

[LOGO]

[LOGO]

[LOGO]

[LOGO]

WATCHES ACCESSORIES

[LOGO]

[LOGO]

JEWELRY WATCHES ACCESSORIES

[LOGO]

FOSSIL DIRECT JEWELRY WATCHES ACCESSORIES

Growth Opportunities • Fossil Brand • Direct Business • International Platform

Brand Repositioning

• Direct distribution for core businesses • Strong financial metrics • Excellent use of capital • Global footprint – early mover advantage • Accelerates global brand communication Fossil Direct Stores – Web - Catalog

2004 2005 2006 2007 Proj 2008 Accessory Apparel Outlet Mulit-brand Fossil Retail Historical Store Growth by Concept 136 171 198 244 325 Total Doors

Global Accessory Stores Proj. 2008 North America 48% Europe 34% Asia 18%

• Strong 4 wall metrics • High ROI • Positive Comps • Scalable Fossil Retail Accessory Stores Non-Watch 42% Watch 58%

Heidelberg, Germany Opened 11/7/08

Paris, France Opened 11/14/08

Penang, Malaysia Opened 11/15/08

Hamburg, Germany Opened 11/21/08

700 Million Impressions 1.8 Million Visitors / Month 1 Million Opt-In Email Addresses $25 Million Annual Sales WWW.FOSSIL.COM Ecommerce – U.S.

German Website Launch in Sept 2007 200K Visitors / Month $4 Million in Annual Sales Australia, UK & Singapore Sites in 2008 WWW. FOSSIL.DE Ecommerce – International

Catalog 7.2 Million Annual Circulation and Growing 877K Name House File 7 Catalog Mailings in ‘08

Global Presence Fossil-owned Markets 3rd Party Distribution Partners

Sales Mix 2007 (in millions) $ % Mix Europe Wholesale $ 483.9 33.8% Other Int’l. Wholesale 233.2 16.2 Total Int’l. Wholesale 717.1 50.0 Domestic Wholesale 460.6 32.2 Direct to Consumer 255.3 17.8 Total $1,433.0 100.0%

Shop-in-Shop: London, UK

Shop-in-Shop: Belfast, Northern Ireland

Shop-in-Shop: Malaysia

Shop-in-Shop: Singapore

Financial Summary

2003 2004 2005 2006 2007 US Wholesale Intl Wholesale Direct Net Sales Growth ($ in Millions) $1,214 $1,433 $1,043 $957 $781 16.7 17.4 15.7 18.9 5 Year 19.3 19.4 19.1 19.5 10 Year 2007 2006 2005 2004 CAGR % Increase Over Prior Year 15.6 27.6 20.0 38.5 Direct 30.3 20.1 6.2 26.9 Intl Wholesale 4.0 7.5 7.9 13.2 US Wholesale 2007 2006 2005 2004 Historical Growth Net Sales 22.5% 9.0% 18.0% 16.4%

$398 $503 $535 $609 $742 2003 2004 2005 2006 2007 $106 $131 $109 $123 $186 2003 2004 2005 2006 2007 Historical Growth Gross Profit and Operating Income Gross Profit ($ in Millions) Operating Income ($ in Millions) 51.8 50.2 51.3 52.5 51.0 2007 2006 2005 2004 2003 Gross Profit Margin % 2007 2006 2005 2004 2003 13.0 10.2 10.4 13.7 13.5 Operating Margin % 2007 2006 2005 2004 2003 12.6 12.6 14.0 14.3 14.1 Return on Invested Capital (ROIC) %

Current Performance YTD Q3 Net Sales ($ in Millions) 15.4% Gross Profit ($ in Millions) Op Income ($ in Millions) 23.3% 42.0% $1.00 $1.33 Diluted EPS 50.9% 10.7% 54.4% 13.2% Gross Margin Operating Margin YTD Q3 07 YTD Q3 08 2007 $969.9 2008 $1,119.1 2007 $104.1 2008 $147.8 2007 $493.6 2008 $608.8

41 26 768 4 332 229 125 Q3 2008 24 23 708 12 266 201 196 Q3 2007 40 33 $1.88 132 772 10 248 227 268 FY 2007 51 Capital expenditures 32 Depreciation and amortization expense $2.16 Cash flow / share 148 Cash flow from operations 602 Stockholders’ equity 11 Short-term debt 228 Inventories - net 155 Accounts receivable - net 140 Cash and cash equivalents FY 2006 ($ in millions, except for per share data) Financial Position Selected Financial Information

Thanks for Stopping By

AUTHENTIC

FOSSIL®

GENUINE

what Vintage are you?


FOSSIL

Company Highlights

- Global accessory leader
- Compelling brands with worldwide appeal
- High-margin businesses
- Proprietary brand strength
- Significant opportunities for growth
- Growing and profitable retail segment
- Consistent track record of growth
- Strong balance sheet and cash flow

Historical Growth

Net Sales


Net Sales Growth ($ in Millions)
$781
$957
$1,043
$1,214
$1,433
22.5%
9.0%
16.4%
18.0%
2003
2004
2005
2006
2007

Global Diversity


US
46%
International
54%

Category Mix


Other
7%
Leather
18%
Jewelry
8%
Watches
67%

Core Strengths

DESIGN & EXECUTION

World Class Design



Creative
Authentic
PASSIONATE
Creative

what Vintage are you?

FOSSIL

World Class Execution



Our Model


WATCHES







Relic




ZODIAC
BUILT FOR ADVENTURE

what Vintage are you?

FOSSIL


EMPORIO ARMANI


EMPORIO ARMANI

what Vintage are you?

AUTHENTIC FOSSIL

adidas

MARC JACOBS

BURBERRY

DKNY
DONNA KARAN NEW YORK

DIESEL

MICHAEL
MICHAEL KORS


WATCHES
ACCESSORIES




FOSSIL
FOSSIL
FOSSIL


FOSSIL

what Vintage are you?

AUTHENTIC FOSSIL






JEWELRY
WATCHES
ACCESSORIES


AUTHENTIC
FOSSIL

what Vintage are you?

AUTHENTIC FOSSIL


FOSSIL DIRECT
JEWELRY
WATCHES
ACCESSORIES

what Vintage are you?

Growth Opportunities


Creative
PASSIONATE
Authentic

- Fossil Brand
- Direct Business
- International Platform

what Vintage are you?

Brand Repositioning


Fossil
genuine leather
FOSSIL

what Vintage are you?

AUTHENTIC FOSSIL

Fossil Direct

Stores – Web - Catalog


FOSSIL

- Direct distribution for core businesses
- Strong financial metrics
- Excellent use of capital
- Global footprint – early mover advantage
- Accelerates global brand communication

Fossil Retail

Historical Store Growth by Concept



Total Doors
136
171
198
244
325
2004
2005
2006
2007
Proj 2008
Accessory
Apparel
Outlet
Mulit-brand

Global Accessory Stores

Proj. 2008


Asia
18%
North
America
48%
Europe
34%

Fossil Retail

Accessory Stores




Non-Watch
42%
Watch
58%

- Strong 4 wall metrics
- High ROI
- Positive Comps
- Scalable

Heidelberg, Germany

Opened 11/7/08


FOSSIL
FOSSIL

Paris, France

Opened 11/14/08


FOSSIL

Penang, Malaysia

Opened 11/15/08


FOSSIL
FOSSIL

Hamburg, Germany

Opened 11/21/08


FOSSIL

Ecommerce – U.S.


FOSSIL
gifted

WWW.FOSSIL.COM

700 Million Impressions

1.8 Million Visitors / Month

1 Million Opt-In Email Addresses

$25 Million Annual Sales

Ecommerce – International


FOSSIL
Damen
Herren
what Vintage are you?
Damen
Uhren
Silberschmuck
Edelstahlschmuck
Sonnenbrillen
Geldbörsen
Taschen
Geschenkideen
Bestseller
Neuheiten
Herren
Uhren
Schmuck
Sonnenbrillen
Geldbörsen
Taschen
Geschenkideen
Bestseller
Neuheiten
S+ARCK
GIVE JOY! Gewinnspiel
JOY

WWW.FOSSIL.DE

German Website Launch in Sept 2007

200K Visitors / Month

$4 Million in Annual Sales

Australia, UK & Singapore Sites in 2008


Fossil
FOSSIL
Happy HOLIDAYS
FOSSIL

Catalog

7.2 Million Annual Circulation and Growing

877K Name House File

7 Catalog Mailings in '08

Global Presence


Fossil-owned Markets
3rd Party Distribution Partners

Sales Mix

2007 (in millions)	$	% Mix
Europe Wholesale	$ 483.9	33.8%
Other Int'l. Wholesale	233.2	16.2
Total Int'l. Wholesale	717.1	50.0
Domestic Wholesale	460.6	32.2
Direct to Consumer	255.3	17.8
Total	$1,433.0	100.0%


POLICE
DIESEL
D&G
DKNY
FOSSIL
POLICE
DIESEL
ENNETH COLE
REACTION

Shop-in-Shop: London, UK


DIESEL
DKNY
D&G
EMPORIO ARMANI
DIESEL
FOSSIL
FOSSIL

Shop-in-Shop: Belfast, Northern Ireland


FOSSIL
FOSSIL
DKNY
DKNY
DKNY
DKNY
adidas

Shop-in-Shop: Malaysia


GUESS
EMPORIO ARMANI
FOSSIL
adidas
DKNY

Shop-in-Shop: Singapore

Financial Summary

what Vintage are you?

Historical Growth

Net Sales

Net Sales Growth ($ in Millions)


$781
$957
$1,043
$1,214
$1,433
22.5%
9.0%
16.4%
18.0%
2003
2004
2005
2006
2007
US Wholesale
Intl Wholesale
Direct

CAGR

	2004	2005	2006	2007
10 Year	19.5	19.1	19.4	19.3
5 Year	18.9	15.7	17.4	16.7

% Increase Over Prior Year

	2004	2005	2006	2007
US Wholesale	13.2	7.9	7.5	4.0
Intl Wholesale	26.9	6.2	20.1	30.3
Direct	38.5	20.0	27.6	15.6

Historical Growth

Gross Profit and Operating Income


Gross Profit
($ in Millions)
$398
$503
$535
$609
$742
2003
2004
2005
2006
2007


Operating Income
($ in Millions)
$106
$131
$109
$123
$186
2003
2004
2005
2006
2007

Gross Profit Margin %

2003	2004	2005	2006	2007
51.0	52.5	51.3	50.2	51.8

Operating Margin %

2003	2004	2005	2006	2007
13.5	13.7	10.4	10.2	13.0

Return on Invested Capital (ROIC) %

2003	2004	2005	2006	2007
14.1	14.3	14.0	12.6	12.6

Current Performance YTD Q3

Net Sales
($ in Millions)


$969.9
15.4%
$1,119.1
2007
2008

Gross Profit
($ in Millions)


$493.6
23.3%
$608.8
2007
2008

Op Income
($ in Millions)


$104.1
42.0%
$147.8
2007
2008

	YTD Q3 08	YTD Q3 07
Gross Margin	54.4%	50.9%
Operating Margin	13.2%	10.7%
Diluted EPS	$1.33	$1.00

what Vintage are you?

Financial Position

Selected Financial Information

($ in millions, except for per share data)	Q3 2008	Q3 2007	FY 2007	FY 2006
Cash and cash equivalents	125	196	268	140
Accounts receivable - net	229	201	227	155
Inventories - net	332	266	248	228
Short-term debt	4	12	10	11
Stockholders' equity	768	708	772	602
Cash flow from operations			132	148
Cash flow / share			$1.88	$2.16
Depreciation and amortization expense	26	23	33	32
Capital expenditures	41	24	40	51

Thanks

for Stopping By

AUTHENTIC FOSSIL®

what Vintage are you?